UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 9, 2025

Pulse Biosciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37744	46-5696597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1080
Miami, Florida 33131
(Address of Principal Executive Offices) (Zip Code)
510-906-4600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	PLSE	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On December 9, 2025, Pulse Biosciences, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting was a virtual meeting held via live audio webcast. The stockholders of the Company voted on the following items at the Annual Meeting:

1.	to elect six directors to hold office until the Company’s 2026 annual meeting and until their successors are duly elected and qualified, subject to earlier resignation or removal;

2.	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	to approve, by non-binding advisory vote, the compensation of our named executive officers; and

4.	to vote on, on an advisory basis, the frequency of future advisory stockholder votes to approve the compensation of our named executive officers.

The voting results for each of these proposals are detailed below:

1.	Election of Directors

Nominee	For	Against	Abstained	Broker Non-votes
Robert W. Duggan	51,826,494	1,329,627	33,726	9,978,532
Paul A. LaViolette	52,661,322	506,489	22,036	9,978,532
Manmeet S. Soni	52,867,085	275,070	47,692	9,978,532
Darrin R. Uecker	52,633,945	527,159	28,743	9,978,532
Richard A. van den Broek	53,139,403	28,316	22,128	9,978,532
Mahkam Zanganeh, D.D.S.	52,650,407	512,831	26,609	9,978,532

Each director nominee was duly elected to serve until the 2026 Annual Meeting and until his or her successor is duly elected and qualified.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
63,077,669	53,963	36,747	N/A

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

3.	Approval of the Compensation of Named Executive Officers

For	Against	Abstained	Broker Non-votes
52,270,567	907,916	11,364	9,861,834

The stockholders voted “FOR” the approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers.

4.	Approval of Frequency of Future Advisory Stockholder Votes to Approve Compensation of Named Executive Officers

1 Year	2 Years	3 Years	Abstained
20,826,712	21,807	32,308,346	32,982

The stockholders voted in favor, on a non-binding advisory basis, of holding future advisory stockholder votes on the compensation paid to our named executive officers once every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PULSE BIOSCIENCES, INC.

Date: December 12, 2025	By:	/s/ Jon Skinner
Jon Skinner
Chief Financial Officer (Principal Financial Officer)